                                EXHIBIT (8)(i)(1)

                      AMENDMENT TO PARTICPATION AGREEMENT
                                    (PUTNAM)

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

Schedule A of the Participation Agreement, dated as of July 1,1998, among Putnam Variable Trust, Putnam Retail Management, L.P. and Transamerica Life Insurance Company is hereby deleted in its entirety and replaced with the schedule set forth below effective as of May 1, 2002:

                               AMENDED SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

----------------------------------------------------------------------------------------------------
 Name of Separate Account and
 Date Established by Board of     Policies Funded by Separate
           Directors                       Account                Portfolios Applicable to Policies
----------------------------------------------------------------------------------------------------
  Retirement Builder Variable          Transamerica Life             Putnam VT Global Growth Fund
  Annuity Account, formerly     Insurance Company, Policy Form     Putnam VT Growth and Income Fund
    PFL Retirement Builder           No. AV288-101-95-796        Putnam VT Growth Opportunities Fund
   Variable Annuity Account      (including successor forms,         Putnam VT Money Market Fund
        March 29, 1996          addenda and endorsements - may         Putnam VT New Value Fund
                                vary by state under marketing
                                  names: "Retirement Income
                                 Builder II Variable Annuity"
                                  "Portfolio Select Variable
                                    Annuity" or successor
                                       marketing names)
----------------------------------------------------------------------------------------------------
   Separate Account VA I               Transamerica Life          Putnam VT Diversified Income Fund
        May 15, 2000             Insurance Company, formerly     Putnam VT The George Putnam Fund of
                                 known as PFL Life Insurance                   Boston
                                   Company, Policy Form No.       Putnam VT Growth and Income Fund
                                 AV288-101-95-796 (including            Putnam VT Income Fund
                                 successor forms, addenda and         Putnam VT Investors Fund
                                  endorsements - may vary by          Putnam VT New Value Fund
                                 state under marketing names:
                                "The U.S. Bancorp Investments
                                 Inc. Principal-Plus Variable
                                    Annuity" or successor
                                       marketing names)
---------------------------------------------------------------------------------------------------
   Separate Account VA E               Transamerica Life           Putnam VT Health Sciences Fund
     February 20, 1997          Insurance Company, Policy Form   Putnam VT International Growth Fund
                                     No. AV288-101-95-796             Putnam VT New Value Fund
                                 (including successor forms,         Putnam VT Technology Fund
                                addenda and endorsements - may          Putnam VT Vista Fund
                                vary by state under marketing         Putnam VT Voyager Fund II
                                   names: "Privilege Select
                                Variable Annuity" or successor
                                       marketing names)
----------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

----------------------------------------------------------------------------------------------------
 Name of Separate Account and
 Date Established by Board of     Policies Funded by Separate
          Directors                        Account                Portfolios Applicable to Policies
----------------------------------------------------------------------------------------------------
   Separate Account VA F               Transamerica Life          Putnam VT Growth and Income Fund
         May 15, 2000           Insurance Company Policy Form    Putnam VT International Growth Fund
                                     No. AV288-101-95-796             Putnam VT Investors Fund
                                 (including successor forms,
                                addenda and endorsements - may
                                vary by state under marketing
                                names: "Premier Asset Builder
                                Variable Annuity" or successor
                                       marketing names)
----------------------------------------------------------------------------------------------------
   Separate Account VA K               Transamerica Life           Putnam VT Growth and Income Fund
          July 10, 2001         Insurance Company Policy Form           Putnam VT Research Fund
                                    No. AV721 101 149 1001
                                 (including successor forms,
                                addenda and endorsements - may
                                vary by state under marketing
                                  names: "Retirement Income
                                Builder III Variable Annuity"
                                or successor marketing names)
----------------------------------------------------------------------------------------------------
   Separtae Account VA L               Transamerica Life           Putnam VT Diversified Income Fund
        July 10,2001            Insurance Company Policy Form       Putnam VT Growth and Income Fund
                                    No. AV721 101 149 1001           Putnam VT Health Sciences Fund
                                 (including successor forms,            Putnam VT New Value Fund
                                addenda and endorsements - may   Putnam VT The George Putnam Fund of
                                vary by state under marketing                  Boston
                                names: "Transamerica Preferred
                                Advantage Variable Annuity" or
                                  successor marketing names)
----------------------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST                   PUTNAM RETAIL MANAGEMENT, L.P.


By:    Illegible                        By:    Illegible
       ------------------------                ---------------------------------
Name:  Illegible                        Name:  Illegible
Title: VP                               Title: Managing Director


TRANSAMERICA LIFE INSURANCE COMPANY


By: /s/ Larry N. Norman
    --------------------------
    Larry N. Norman
    President

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